Exhibit 10.24.a


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PSA             THE BOND MARKET
                TRADE ASSOCIATION



                           MASTER REPURCHASE AGREEMENT
                             September 1996 Version


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                          Dated as of February 19, 2002
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Between:

LIQUID FUNDING, LTD.
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and

CT LF FUNDING CORP.
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1. Applicability.

From time to time the parties hereto may enter into transactions in which one party ("Seller") agrees to transfer to the other ("Buyer") securities or other assets ("Securities") against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Securities at a date certain or on demand, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a "Transaction" and, unless otherwise agreed in writing, shall be governed by this Agreement, including any supplemental terms or conditions contained in Annex I hereto and in any other annexes identified herein or therein as applicable hereunder.

2. Definitions.

(a) "Act of Insolvency", with respect to any party, (i) the commencement by such party as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, moratorium, dissolution, delinquency, or similar law, or such party seeking the appointment or election of a receiver, conservator, trustee, custodian or similar official for such party or any substantial part of its property, or the convening of any meeting of creditors for purposes of commencing any such case or proceeding or seeking such an appointment or election, (ii) the commencement of any such case or proceeding against such party, or another seeking such an appointment or election, or the filing against a party of an application for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which (A) is consented to or not timely contested by such party, (B) results in the entry of an order for relief, such an appointment or election, the issuance of such a protective decree or the entry of an order having a similar effect, or (C) is not dismissed within 15 days, (iii) the making by such party of a general assignment for the benefit of creditors, or (iv) the admission in writing by such party of such party's inability to pay such party's debts as they become due;

(b) "Additional Purchased Securities", Securities provided by Seller to Buyer pursuant to Paragraph 4(a) hereof;

(c) "Buyer's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of the Buyer's Margin Percentage to the Repurchase Price for such Transaction as of such date;

(d) "Buyer's Margin Percentage", with respect to any Transaction as of any date, a percentage (which may be equal to the Seller's Margin Percentage) agreed to by Buyer and Seller or, in the absence of any such agreement, the percentage obtained by dividing the Market Value of the Purchased Securities on the Purchase Date by the Purchase Price on the Purchase Date for such Transaction;

(e) "Confirmation", the meaning specified in Paragraph 3(b) hereof;

(f) "Income", with respect to any Security at any time, any principal thereof and all interest, dividends or other distributions thereon;

(g) "Margin Deficit", the meaning specified in Paragraph 4(a) hereof;

(h) "Margin Excess", the meaning specified in Paragraph 4(b) hereof;


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(i) "Margin Notice Deadline",  the time agreed to by the parties in the relevant
    Confirmation,  Annex I hereto or otherwise as the deadline for giving notice
    requiring  same-day  satisfaction  of  margin  maintenance   obligations  as
    provided in Paragraph 4 hereof (or, in the absence of any such agreement, the deadline for such purposes established in accordance with market practice);

(j) "Market Value", with respect to any Securities as of any date, the price for such Securities on such date obtained from a generally recognized source agreed to by the parties or the most recent closing bid quotation from such a source, plus accrued income to the extent not included therein (other than any income credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) as of such date (unless contrary to market practice for such Securities);

(k) "Price Differential", with respect to any Transaction as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Purchase Price for such Transaction on a 360-day-per-year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction);

(l) "Pricing Rate", the per annum percentage rate for determination of the Price Differential;

(m) "Prime Rate", the prime rate of U.S. commercial banks as published in The Wall Street Journal (or, if more than one such rate is published, the average of such rates);

(n) "Purchase Date", the date on which Purchased Securities are transferred by Seller to Buyer;

(o) "Purchase Price", (i) on the Purchase Date, the price at which Purchased Securities are transferred by Seller to Buyer, and (ii) thereafter, except where Buyer and Seller agree otherwise, such price increased by the amount of any cash transferred by Buyer to Seller pursuant to Paragraph 4(b) hereof and decreased by the amount of any cash transferred by Seller to Buyer pursuant to Paragraph 4(a) hereof or applied to reduce Seller's obligations under clause (ii) of Paragraph 5 hereof;

(p) "Purchased Securities", the Securities transferred by Seller to Buyer in a Transaction hereunder, and any Securities substituted therefor in accordance with Paragraph 9 hereof. The term "Purchased Securities" with respect to any Transaction at any time also shall include Additional Purchased Securities delivered pursuant to Paragraph 4(a) and shall exclude Securities returned pursuant to Paragraph 4(b) hereof;

(q) "Repurchase Date", the date on which Seller is to repurchase the Purchased Securities from Buyer, including any date determined by application of the provisions of Paragraph 3(c) or 11 hereof;

(r) "Repurchase Price", the price at which Purchased Securities are to be transferred from Buyer to Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the Price Differential as of the date of such determination;

(s) "Seller's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of the Seller's Margin Percentage to the Repurchase Price for such Transaction as of such date;

(t) "Seller's Margin Percentage", with respect to any Transaction as of any date, a percentage (which may be equal to the Buyer's Margin Percentage) agreed to by Buyer and Seller or, in the absence of any such agreement, the percentage obtained by dividing the Market Value of the Purchased Securities on the Purchase Date by the Purchase Price on the Purchase Date for such Transaction.

3. Initiation; Confirmation; Termination.

(a) An agreement to enter into a Transaction may be made orally or in writing at the initiation of either Buyer or Seller. On the Purchase Date for the Transaction, the Purchased Securities shall be transferred to Buyer or its agent against the transfer of the Purchase Price to an account of Seller.

(b) Upon  agreeing to enter into a  Transaction  hereunder,  Buyer or Seller (or both),  as shall be agreed,  shall  promptly  deliver  to the other  party a written confirmation of each Transaction (a "Confirmation"). The Confirmation shall describe the Purchased Securities (including CUSIP number, if any), identify Buyer and Seller and set forth (i) the Purchase Date, (ii) the Purchase Price, (iii) the Repurchase Date, unless the Transaction is to be terminable on demand, (iv) the Pricing Rate or Repurchase Price applicable to the Transaction, and (v) any additional terms or conditions of the Transaction not inconsistent with this Agreement. The Confirmation, together with this Agreement, shall constitute conclusive evidence of the terms agreed between Buyer and Seller with respect to the Transaction to which the Confirmation relates, unless with respect to the Confirmation specific objection is made promptly after receipt thereof. In the event of any conflict between the terms of such Confirmation and this Agreement, this Agreement shall prevail.


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(c) In the case of  Transactions  terminable  upon demand,  such demand shall be made by Buyer or Seller, no later than such time as is customary in accordance with market practice, by telephone or otherwise on or prior to the business day on which such termination will be effective. On the date specified in such demand, or on the date fixed for termination in the case of Transactions having a fixed term, termination of the Transaction will be effected by transfer to Seller or its agent of the Purchased Securities and any Income in respect thereof received by Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) against the transfer of the Repurchase Price to an account of Buyer.

4. Margin Maintenance.

(a) If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as Buyer is less than the aggregate Buyer's Margin Amount for all such Transactions (a "Margin Deficit"), then Buyer may by notice to Seller require Seller in such Transactions, at Seller's option, to transfer to Buyer cash or additional Securities reasonably acceptable to Buyer ("Additional Purchased Securities"), so that the cash and aggregate Market Value of the Purchased Securities, including any such Additional Purchased Securities, will thereupon equal or exceed such aggregate Buyer's Margin Amount (decreased by the amount of any Margin Deficit as of such date arising from any Transactions in which such Buyer is acting as Seller).

(b) If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as Seller exceeds the aggregate Seller's Margin Amount for all such Transactions at such time (a "Margin Excess"), then Seller may by notice to Buyer require Buyer in such Transactions, at Buyer's option, to transfer cash or Purchased Securities to Seller, so that the aggregate Market Value of the Purchased Securities, after deduction of any such cash or any Purchased Securities so transferred, will thereupon not exceed such aggregate Seller's Margin Amount (increased by the amount of any Margin Excess as of such date arising from any Transactions in which such Seller is acting as Buyer).

(c) If any notice is given by Buyer or Seller under subparagraph (a) or (b) of this Paragraph at or before the Margin Notice Deadline on any business day, the party receiving such notice shall transfer cash or Additional Purchased Securities as provided in such subparagraph no later than the close of business in the relevant market on such day. If any such notice is given after the Margin Notice Deadline, the party receiving such notice shall transfer such cash or Securities no later than the close of business in the relevant market on the next business day following such notice.

(d) Any cash transferred pursuant to this Paragraph shall be attributed to such Transactions as shall be agreed upon by Buyer and Seller.

(e) Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer or Seller (or both) under subparagraphs (a) and (b) of this Paragraph may be exercised only where a Margin Deficit or Margin Excess, as the case may be, exceeds a specified dollar amount or a specified percentage of the Repurchase Prices for such Transactions (which amount or percentage shall be agreed to by Buyer and Seller prior to entering into any such Transactions).

(f) Seller  and  Buyer  may  agree,  with  respect  to any  or all  Transactions hereunder, that the respective rights of Buyer and Seller under subparagraphs (a) and (b) of this Paragraph to require the elimination of a Margin Deficit or a Margin Excess, as the case may be, may be exercised whenever such a Margin Deficit or Margin Excess exists with respect to any single Transaction hereunder (calculated without regard to any other Transaction outstanding under this Agreement).

5. Income Payments.

Seller shall be entitled to receive an amount equal to all Income paid or distributed on or in respect of the Securities that is not otherwise received by Seller, to the full extent it would be so entitled if the Securities had not been sold to Buyer. Buyer shall, as the parties may agree with respect to any Transaction (or, in the absence of any such agreement, as Buyer shall reasonably determine in its discretion), on the date such Income is paid or distributed either (i) transfer to or credit to the account of Seller such Income with respect to any Purchased Securities subject to such Transaction or (ii) with respect to Income paid in cash, apply the Income payment or payments to reduce the amount, if any, to be transferred to Buyer by Seller upon termination of such Transaction. Buyer shall not be obligated to take any action pursuant to the preceding sentence (A) to the extent that such action would result in the creation of a Margin Deficit, unless prior thereto or simultaneously therewith Seller transfers to Buyer cash or Additional Purchased Securities sufficient to eliminate such Margin Deficit, or (B) if an Event of Default with respect to Seller has occurred and is then continuing at the time such Income is paid or distributed.

6. Security Interest.

Although the parties intend that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, Seller shall be deemed to have pledged to Buyer as security for the performance by


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Seller of its obligations  under each such  Transaction,  and shall be deemed to have granted to Buyer a security interest in, all of the Purchased Securities with respect to all Transactions hereunder and all Income thereon and other proceeds thereof.

7. Payment and Transfer.

Unless otherwise mutually agreed, all transfers of funds hereunder shall be in immediately available funds. All Securities transferred by one party hereto to the other party (i) shall be in suitable form for transfer or shall be accompanied by duly executed instruments of transfer or assignment in blank and such other documentation as the party receiving possession may reasonably request, (ii) shall be transferred on the book-entry system of a Federal Reserve Bank, or (iii) shall be transferred by any other method mutually acceptable to Seller and Buyer.

8. Segregation of Purchased Securities.

To the extent required by applicable law, all Purchased Securities in the possession of Seller shall be segregated from other securities in its possession and shall be identified as subject to this Agreement. Segregation may be accomplished by appropriate identification on the books and records of the holder, including a financial or securities intermediary or a clearing corporation. All of Seller's interest in the Purchased Securities shall pass to Buyer on the Purchase Date and, unless otherwise agreed by Buyer and Seller, nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased Securities or otherwise selling, transferring, pledging or hypothecating the Purchased Securities, but no such transaction shall relieve Buyer of its obligations to transfer Purchased Securities to Seller pursuant to Paragraphs 3, 4 or 11 hereof, or of Buyer's obligation to credit or pay income to, or apply income to the obligations of, Seller pursuant to Paragraph 5 hereof.

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Required  Disclosure for Transactions in Which the Seller Retains Custody of the
Purchased Securities

Seller is not permitted to substitute other securities for those subject to this Agreement and therefore must keep Buyer's securities segregated at all times, unless in this Agreement Buyer grants Seller the right to substitute other securities. If Buyer grants the right to substitute, this means that Buyer's securities will likely be commingled with Seller's own securities during the trading day. Buyer is advised that, during any trading day that Buyer's securities are commingled with Seller's securities, they [will]* [may]** be subject to liens granted by Seller to [its clearing bank]* [third parties]** and may be used by Seller for deliveries on other securities transactions. Whenever the securities are commingled, Seller's ability to resegregate substitute securities for Buyer will be subject to Seller's ability to satisfy [the clearing]* [any]** lien or to obtain substitute securities.
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* Language to be used under 17 C.F.R. Section 403.4(e) if Seller is a government securities broker or dealer other than a financial institution.
** Language to be used under 17 C.F.R. Section 403.5(d) if Seller is a financial institution.

9. Substitution.

(a) Seller may, subject to agreement with and acceptance by Buyer, substitute other Securities for any Purchased Securities. Such substitution shall be made by transfer to Buyer of such other Securities and transfer to Seller of such Purchased Securities. After substitution, the substituted Securities shall be deemed to be Purchased Securities.

(b) In Transactions in which the Seller retains custody of Purchased Securities, the parties expressly agree that Buyer shall be deemed, for purposes of subparagraph (a) of this Paragraph, to have agreed to and accepted in this Agreement substitution by Seller of other Securities for Purchased Securities; provided, however, that such other Securities shall have a Market Value at least equal to the Market Value of the Purchased Securities for which they are substituted.

10. Representations.

Each of Buyer and Seller represents and warrants to the other that (i) it is duly authorized to execute and deliver this Agreement, to enter into the Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance, (ii) it will engage in such Transactions as principal (or, if agreed in writing, in the form of an annex hereto or otherwise, in advance of any Transaction by the other party hereto, as agent for a disclosed principal),
(iii) the person signing this Agreement on its behalf is duly authorized to do so on its behalf (or on behalf of any such disclosed principal), (iv) it has obtained all authorizations of any governmental body required in connection with this Agreement and the Transactions hereunder and such authorizations are in full force and effect and (v) the execution, delivery and performance of this Agreement and the Transactions hereunder will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement by which it is bound or by which any of its assets are affected. On the Purchase Date for any Transaction Buyer and Seller shall each be deemed to repeat all the foregoing representations made by it.


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11. Events of Default.

In the event that (i) Seller fails to transfer or Buyer fails to purchase Purchased Securities upon the applicable Repurchase Date, (ii) Seller or Buyer fails to transfer Purchased Securities upon the applicable Repurchase Date,
(iii) Seller or Buyer fails to comply with Paragraph 4 hereof, (iv) Buyer fails, after one business day's notice, to comply with Paragraph 5 hereof, (v) an Act of Insolvency occurs with respect to Seller or Buyer, (vi) any representation made by Seller or Buyer shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated, or (vii) Seller or Buyer shall admit to the other its inability to, or its intention not to, perform any of its obligations hereunder (each an "Event of Default"):

(a) The nondefaulting party may, at its option (which option shall be deemed to have been exercised immediately upon the occurrence of an Act of Insolvency), declare an Event of Default to have occurred hereunder and, upon the exercise or deemed exercise of such option, the Repurchase Date for each Transaction hereunder shall, if it has not already occurred, be deemed immediately to occur (except that, in the event that the Purchase Date for any Transaction has not yet occurred as of the date of such exercise or deemed exercise, such Transaction shall be deemed immediately cancelled. The nondefaulting party shall (except upon the occurrence of an Act of Insolvency) give notice to the defaulting party of the exercise of such option as promptly as practicable.

(b) In all Transactions in which the defaulting party is acting as Seller, if the nondefaulting party exercises or is deemed to have exercised the option referred to in subparagraph (a) of this Paragraph, (i) the defaulting party's obligations in such Transactions to repurchase all Purchased Securities, at the Repurchase Price therefore on the Repurchase Date determined in accordance with subparagraph (a) of this Paragraph, shall thereupon become immediately due and payable, (ii) all Income paid after such exercise or deemed exercise shall be retained by the nondefaulting party and applied to the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder, and (iii) the defaulting party shall immediately deliver to the nondefaulting party any Purchased Securities subject to such Transactions then in the defaulting party's possession or control.

(c) In all Transactions in which the defaulting party is acting as Buyer, upon tender by the nondefaulting party of payment of the aggregate Repurchase Prices for all such Transactions, all right, title and interest in and entitlement to all Purchased Securities subject to such Transactions shall be deemed transferred to the nondefaulting party, and the defaulting party shall deliver all such Purchased Securities to the nondefaulting party.

(d) If the nondefaulting party exercises or is deemed to have exercised the option referred to in subparagraph (a) of this paragraph, the nondefaulting party, without prior notice to the defaulting party, may:

        (i) as to Transactions in which the defaulting party is acting as Seller, (A) immediately sell, in a recognized market (or otherwise in a commercially reasonably manner) at such price or prices as the nondefaulting party may reasonably deem satisfactory, any or all Purchased Securities subject to such Transactions and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Securities, to give the defaulting party credit for such Purchased Securities in an amount equal to the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source, against the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder; and

        (ii)as to Transactions in which the defaulting party is acting as Buyer,
            (A) immediately purchase, in a recognized market (or otherwise in a commercially reasonable manner) at such price or prices as the nondefaulting party may reasonably deem satisfactory, securities ("Replacement Securities") of the same class and amount as any Purchased Securities that are not delivered by the defaulting party to the nondefaulting party as required hereunder or (B) in its sole discretion elect, in lieu of purchasing Replacement Securities, to be deemed to have purchased Replacement Securities at the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation form such a source.

        Unless otherwise provided in Annex I, the parties acknowledge and agree that (1) the Securities subject to any Transaction hereunder are instruments traded in a recognized market, (2) in the absence of a generally recognized source for prices or bid or offer quotations for any Security, the nondefaulting party may establish the source therefor in its sole discretion and (3) all prices, bids and offers shall be determined together with accrued income (except to the extent contrary to market practice with respect to the relevant Securities).

(e) As to Transactions in which the defaulting party is acting as Buyer, the defaulting party shall be liable to the nondefaulting party for any excess of the price paid (or deemed paid) by the nondefaulting party for Replacement Securities over the Repurchase Price for the Purchased Securities replaced thereby and for any amounts payable by the defaulting party under Paragraph 5 hereof or otherwise hereunder.


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(f) For purposes of this Paragraph 11, the Repurchase Price for each Transaction hereunder in respect of which the defaulting party is acting as Buyer shall not increase above the amount of such Repurchase Price for such Transaction determined as of the date of the exercise or deemed exercise by the nondefaulting party of the option referred to in subparagraph (a) of this Paragraph.

(g) The defaulting party shall be liable to the nondefaulting party for (i) the amount of all reasonable legal or other expenses incurred by the nondefaulting party in connection with or as a result of an Event of Default, (ii) damages in an amount equal to the cost (including all fees, expenses and commissions) of entering into replacement transactions and entering into or terminating hedge transactions in connection with or as a result of an Event of Default, and (iii) any other loss, damage, cost or expense directly arising or resulting from the occurrence of an Event of Default in respect of a Transaction.

(h) To the extent permitted by applicable law, the defaulting party shall be liable to the nondefaulting party for interest on any amounts owing by the defaulting party hereunder, from the date the defaulting party becomes liable for such amounts hereunder until such amounts are (i) paid in full by the defaulting party or (ii) satisfied in full by the exercise of the nondefaulting party's rights hereunder. Interest on any sum payable by the defaulting party to the nondefaulting party under this Paragraph 11(h) shall be at a rate equal to the greater of the Pricing Rate for the relevant Transaction or the Prime Rate.

(i) The nondefaulting party shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or applicable law.

12. Single Agreement

Buyer and Seller acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and (iii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

13. Notices and Other Communications.

Any and all notices, statements, demands or other communications hereunder may be given by a party to the other by mail, facsimile, telegraph, messenger or otherwise to the address specified in Annex II hereto, or so sent to such party at any other place specified in a notice of change of address hereafter received by the other. All notices, demands and request hereunder may be made orally, to be confirmed promptly in writing, or by other communication as specified in the preceding sentence.


14. Entire Agreement; Severability.

This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

15. Non-assignability; Termination.

(a) The rights and obligations of the parties under this Agreement and under any Transaction shall not be assigned by either party without the prior written consent of the other party, and any such assignment without the prior written consent of the other party shall be null and void. Subject to the foregoing, this Agreement and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. This Agreement may be terminated by either party upon giving written notice to the other, except that this Agreement shall, notwithstanding such notice, remain applicable to any Transactions then outstanding.

(b) Subparagraph (a) of this Paragraph 15 shall not preclude a party from assigning, charging or otherwise dealing with all or any part of its interest in any sum payable to it under Paragraph 11 hereof.


--------------------------------------------------------------------------------

16. Governing Law.

This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof.

17. No Waivers, Etc.

No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure here-from shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. Without limitation on any of the foregoing, the failure to give a notice pursuant to subparagraphs 4(a) or 4(b) hereof will not constitute a waiver of any right to do so at a later date.

18. Use of Employee Plan Assets.

(a) If assets of an employee benefit plan subject to any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") are intended to be used by either party hereto (the "Plan Party") in a Transaction, the Plan
    Party shall so notify the other party prior to the Transaction. The Plan Party shall represent in writing to the other party that the Transaction does not constitute a prohibited transaction under ERISA or is otherwise exempt therefrom, and the other party may proceed in reliance thereon but shall not be required so to proceed.

(b) Subject to the last sentence of subparagraph (a) of this Paragraph, any such Transaction shall proceed only if Seller furnishes or has furnished to Buyer its most recent available audited statement of its financial condition and its most recent subsequent unaudited statement of its financial condition.

(c) By entering into a Transaction pursuant to this Paragraph, Seller shall be deemed (i) to represent to Buyer that since the date of Seller's latest such financial statements, there has been no material adverse change in Seller's financial condition which Seller has not disclosed to Buyer, and (ii) to agree to provide Buyer with future audited and unaudited statements of its financial condition as they are issued, so long as it is a Seller in any outstanding Transaction involving a Plan Party.

19. Intent.

(a) The parties recognize that each Transaction is a "repurchase agreement" as that term is defined in Section 101 of Title 11 of the United States Code, as amended (except insofar as the type of Securities subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in
    Section 741 of Title 11 of the United States Code, as amended (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

(b) It is understood that either party's right to liquidate Securities delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Paragraph 11 hereof is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the United States Code, as amended.

(c) The parties agree and acknowledge that if a party hereto is an "insured depository institution," as such term is defined the Federal Deposit Insurance Act, as amended ("FDIA"), then each Transaction hereunder is a "qualified financial contract," as that term is defined in FDIA and any rules, orders or policy statements thereunder (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

(d) It is understood that this Agreement constitutes a "netting contract" as defined in and subject to Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA") and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a "covered contractual payment entitlement" or "covered contractual payment obligation", respectively, as defined in and subject to FDICIA (except insofar as one or both of the parties is not a "financial institution" as that term is defined in FDICIA).

20. Disclosure Relating to Certain Federal Protections.

The parties acknowledge that they have been advised that:

(a) in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission ("SEC") under
    Section  15 of  the  Securities  Exchange  Act of  1934  ("1934  Act"),  the
    Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 ("SIPA") do not protect the other party with respect to any Transaction hereunder;


--------------------------------------------------------------------------------

(b) in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder; and

(c) In the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation, the Federal Savings and Loan Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.




LIQUID FUNDING, LTD.                      CT LF FUNDING CORP.
                                          -----------------------------
PARTY A                                   PARTY B

BY:     /s/ DEBORAH POOLE                 BY:     /s/ EDWARD L. SHUGRUE, III
   ---------------------------------             -------------------------------

NAME:   Deborah Poole                     NAME:   Edward L. Shugrue, III
     -------------------------------             -------------------------------

TITLE:  Director                          TITLE:  Vice President
      ------------------------------             -------------------------------

DATE:   27 February 2002                  DATE:   2/28/02
      ------------------------------             -------------------------------


--------------------------------------------------------------------------------
                                       8

                                     Annex I

                        Supplemental Terms and Conditions

        This Annex I forms a part of the Master Repurchase Agreement dated as of February 19, 2002 (the "Agreement") between LIQUID FUNDING, LTD. ("Buyer") and CT LF FUNDING CORP. ("Seller"). Capitalized terms used but not defined in this Annex I shall have the meanings ascribed to them in the Agreement.

1. Other Applicable Annexes. Please select any/all of the optional Annexes below to form a part of the Agreement. The Annexes which are initialed will apply hereunder.

                                                                                    Initials
                                                                                    --------
(a)     Annex III (International Transactions)                                      ________
(b)     Annex IV (Party Acting as Agent)                                            ________
(c)     Annex V (Margin for Forward Transactions)                                   ________
(d)     Annex VI (Buy/Sell Back Transactions)                                       ________
(e)     Annex VII (Transactions Involving Registered Investment Companies)          ________

2.      "Margin Notice Deadline" means 10:00 a.m. (New York time).

3.      Margin calls may be made orally and need not be confirmed in writing.

4.      Definitions. The following definition shall be added to Paragraph 2:

               (u) "Transaction", with respect to this Master Repurchase Agreement, means all transactions under this Master Repurchase Agreement and does not include transactions under any other master repurchase agreement or any other agreement.

5. Notwithstanding the definition of Purchase Price in Paragraph 2 of the Agreement and the provisions of Paragraph 4 of the Agreement, the parties agree (i) that the Purchase Price will not be increased or decreased by the amount of any cash transferred by one party to the other pursuant to Paragraph 4(a)(i) of the Agreement and (ii) that transfer of such cash shall be treated as if it constituted a transfer of Securities (with a Market Value equal to the U.S. dollar amount of such cash) pursuant to Paragraph 4(a)(i) (including for purposes of the definition of "Additional Purchased Securities").

6.      The  following  2  paragraphs  shall  be  added  to  Paragraph  9 of the
        Agreement:

        (c) in the case of any Transaction for which the Repurchase Date is other than the business day immediately following the Purchase Date and with respect to which Seller does not have any existing right to substitute substantially the same Securities for the Purchased Securities, Seller shall have the right, subject to the proviso to this sentence, upon notice to Buyer, which notice shall be given at or prior to 10 a.m. (New York time) on such business day, to substitute substantially the same Securities for any Purchased

        Securities; provided, however, that Buyer may elect, by the close of business on the business day notice is received, or by the close of the next business day if notice is given after 10 a.m. (New York time) on such day, not to accept such substitution. In the event such substitution is accepted by Buyer, such substitution shall be made by Seller's transfer to Buyer of such other Securities and Buyer's transfer to Seller of such Purchased Securities, and after such substitution, the substituted Securities shall be deemed to be Purchased Securities. In the event Buyer elects not to accept such substitution, Buyer shall offer Seller the right to terminate the Transaction.

        (d) In the event Seller exercises its right to substitute or terminate under sub-paragraph (c), Seller shall be obligated to pay to Buyer, by the close of the business day of such substitution or termination, as the case may be, an amount equal to (A) Buyer's actual cost (including all reasonable out-of-pocket fees, expenses and commissions) of (i) entering into replacement transactions; (ii) entering into or terminating hedge transactions; and/or (iii) terminating transactions or substituting securities in like transactions with third parties in connection with or as a result of such substitution or termination, and
        (B) to the extent Buyer determines not to enter into replacement transactions, the loss incurred by Buyer directly arising or resulting from such substitution or termination. The foregoing amounts shall be solely determined and calculated by Buyer in good faith.

7.      Mandatory Early Repurchase Date

        (a) Notwithstanding any provision of the Master Repurchase Agreement, and subject to no condition precedent, the tenth (10th) Business Day following the date on which an "Enforcement Event" (as defined below) occurs shall automatically and irrevocably become the Repurchase Date in respect of all Transactions hereunder (the "Mandatory Early Repurchase Date"), whether or not the Enforcement Event is then continuing. In the event of the occurrence of an Enforcement Event, in lieu of the delivery of the Repurchase Price by Seller on the Mandatory Early Repurchase Date, Seller shall be obliged to pay to Buyer an amount equal to the Repurchase Price as of the Mandatory Early Repurchase Date minus the value (positive or negative) of any agreement entered into by Buyer for the purpose of hedging its interest rate exposure resulting from its entry into each Transaction hereunder (the "Hedge Value"). Buyer shall promptly notify Seller of the occurrence of an Enforcement Event and of the resulting Mandatory Early Repurchase Date, which notice shall state that on the Mandatory Early Repurchase Date all Transactions will be terminated in their entirety and the amount of the Repurchase Price and Hedge Value as of the Mandatory Early Repurchase Date. Further, Buyer shall promptly notify Seller upon the downgrading of any of Buyer's debt ratings.

        (b) "Enforcement Event" will have the meaning specified in the Offering Circular dated November 9, 2001 for Buyer's Global Medium Term Note Program. A copy of the relevant excerpt is attached hereto as Exhibit A.

        (c) "Security Trustee" means The Chase Manhattan Bank, or such other person as may then be acting as security trustee for certain of Buyer's creditors.

8.      Miscellaneous.

        (a) Non-Petition. Seller hereby agrees (which agreement shall, pursuant to the terms of this Master Repurchase Agreement, be binding upon its successors and assigns) that it shall not institute against, or join any other person in instituting against, Buyer any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding, or other proceeding under any Bermuda or United States federal or state bankruptcy or similar law, for one year and a day after the latest maturing commercial paper note, medium term note or other rated indebtedness issued by Buyer is paid. The provisions of this Paragraph 8(b) shall survive the termination of this Master Repurchase Agreement.

        (b) Acknowledgement of Security. Pursuant to that certain Collateral Trust and Security Agreement dated as of November 9, 2001 among Buyer, The Chase Manhattan Bank, as trustee (the "Security Trustee") and Bear Stearns Securities Corp., as securities intermediary, Buyer has granted to the Security Trustee a first priority security interest in all of Buyer's right, title and interest in and to this Master Repurchase Agreement and each Transaction hereunder. Seller acknowledges such security interest and understands that the Security Trustee has the right to enforce the rights of Buyer hereunder, including the right of Buyer to give notices to Seller, to declare a Termination Date on behalf of Buyer hereunder, to determine Market Value and to calculate the Repurchase Price and Hedge Value as of the Mandatory Early Repurchase Date, that the Security Trustee is an express third party beneficiary of this Master Repurchase Agreement and in no event will the Security Trustee incur any obligations or liabilities hereunder.

        (c) No Recourse. No recourse shall be had against any incorporator, shareholder, officer, director or employee of Buyer or Seller with respect to any of the covenants, agreements, representations or warranties of the other party hereto contained in this Master Repurchase Agreement.

        (e) Pricing Information. Seller agrees to make available to Buyer any password in the possession of Seller which Buyer may reasonably require to enable Buyer to determine the Market Value of any Purchased Security (including the cashflows due thereon).



LIQUID FUNDING, LTD.                      CT LF FUNDING CORP.


BY:     /s/ DEBORAH POOLE                 BY:     /s/ EDWARD L. SHUGRUE, III
   ---------------------------------             -------------------------------

TITLE:  Director                          TITLE:  Vice President
      ------------------------------             -------------------------------

DATE:   27 February 2002                  DATE:   2/28/02
      ------------------------------             -------------------------------

                                    Exhibit A

                         Excerpt from Offering Circular
    (a complete copy of the Offering Circular will be provided upon request)

The occurrence of any of the following events shall constitute an "Enforcement Event":

(i) the occurrence of an "Event of Default" with respect to the Notes of any Series (subject to any applicable cure period);

(ii) a failure of the Issuer to make a payment with respect to Commercial Paper which shall not have been cured within one (1) Business Day;

(iii) the declaration of an "Early Termination Date" as a result of the occurrence of an "Event of Default" under any Hedging Transaction where the Issuer is the defaulting party;

(iv) the occurrence of an "Event of Default" under any Liquidity Facility (subject to any applicable cure period);

(v) any Note shall be rated below "A" or "A2" (as the case may be) by any Rating Agency which has been engaged by the Issuer to provide a rating on such Note;

(vi)    the occurrence of a Capital Adequacy Failure;

(vii) the failure of the Interest Rate Neutrality Test to be satisfied for five (5) consecutive Business Days; or

(viii)  the failure of the Liquidity  Sufficiency  Test to be satisfied for five
        (5) consecutive Business Days.

                                    ANNEX I-A


This Annex I-A forms a part of the Master Repurchase Agreement dated as of February 19, 2002 (the "Repurchase Agreement") between LIQUID FUNDING, LTD. ("Buyer") and CT LF FUNDING CORP. (the "Seller"). This Annex I-A shall apply to Transactions in which Liquid Funding, Ltd. is the Buyer of certain subordinated commercial mortgage-backed securities ("CMBS") issued by securitization trusts (each a "Trust") with respect to pools of commercial mortgage loans, which pools qualify under sections 860A through 860G of the Internal Revenue Code as real estate mortgage investment conduits ("REMIC"), from Seller in accordance with the terms described below (each, a "CMBS Transaction"). For the avoidance of doubt, all CMBS Transactions between Seller and Buyer will be subject to the Repurchase Agreement, Annex I, this Annex I-A (including the attached Terms Annex issued hereunder), Annex II and each confirmation under the Repurchase Agreement (collectively, the "Agreement") and each purchased CMBS shall constitute a Purchased Security under this Agreement. If there is any inconsistency between the Repurchase Agreement, a confirmation under the Repurchase Agreement, Annex I and this Annex I-A, this Annex I-A (including the Terms Annex issued hereunder) shall control. Each CMBS Transaction shall constitute a sale by Seller to Buyer of the related CMBS. Capitalized terms used but not defined in this Annex I-A shall have the meanings ascribed to them in the Repurchase Agreement or Annex I, as applicable.


1.      Definitions.

        "Amount of Transactions" shall mean the aggregate of all Purchase Prices paid for all Purchased Securities hereunder and not repaid to the Buyer.

        "Business Day" shall mean each day on which commercial banks in New York City and the New York Stock Exchange are open for business.

        "Buyer's Margin Ratio" shall mean, with respect to each Purchased Security, the Buyer's Margin Ratio determined in accordance with the attached Terms Annex.

        "Margin Deficit Amount" shall mean, when referring to CMBS Transactions under the Agreement, the amount, if any, by which the aggregate of the Repurchase Prices for all Purchased Securities exceeds the aggregate of the products of (a) the applicable Buyer's Margin Ratio and (b) the Market Value of each Purchased Security.

        "Margin Excess Amount" shall mean, when referring to CMBS Transactions under the Agreement, the amount, if any, by which the aggregate of the Repurchase Prices for all Purchased Securities is less than the aggregate of the products of (a) the applicable Buyer's Margin Ratio and
        (b) the Market Value of each Purchased Security.

        "Market Value" shall mean with respect to all Purchased Securities, the market value determined by Buyer daily in its sole discretion acting in good faith.

        "Maximum Amount" shall have the meaning set forth in the Terms Annex.

        "Purchased Security" shall mean all Securities transferred by Seller to Buyer in a Transaction under the Agreement that have not been repurchased or liquidated pursuant to this Agreement. The term "Purchased Security" with respect to any Transaction also shall include CMBS delivered pursuant to Paragraph 4(a) of the Repurchase Agreement.

        "Terms Annex" means the Terms Annex attached hereto setting out certain additional terms applicable to Transactions hereunder.

2. (a) Buyer and Seller may enter into certain CMBS Transactions, subject to the terms of the Agreement. Each CMBS Transaction shall be subject to the approval of Buyer in its sole discretion. Each CMBS Transaction shall constitute a Transaction under the Repurchase Agreement. The transfer of each Purchased Security by Seller to Buyer under the Agreement shall constitute a separate Transaction and be subject to the terms and conditions set forth in the Agreement. The Purchase Price, Buyer's Margin Ratio and Pricing Rate for each Transaction shall be determined in accordance with the Terms Annex. The aggregate amount of CMBS Transactions outstanding at any time with respect to the Agreement shall not exceed the Maximum Amount.

        (b) Each offer by Seller to sell Securities to Buyer in a CMBS Transaction (i) shall disclose any confidentiality agreement or other agreement that might prevent Seller from disclosing or limit Seller's ability to disclose information with respect to the Security subject to such offer to Buyer and (ii) shall include a copy of any and all such agreements. Seller shall use commercially reasonable efforts to add Buyer, any entity designated by Buyer and any transferee of an interest in such Security from any of the foregoing as permitted recipients of any information which Seller receives or has the right to receive in respect of any Purchased Security. Prior to the Purchase Date, Seller shall provide Buyer with any form of confidentiality agreement that is required to be used in connection with providing Buyer with such information.

3. All Purchased Securities with respect to CMBS Transactions shall be repurchased by Seller on the Termination Date set forth in the Terms Annex, notwithstanding that a Confirmation may state a Repurchase Date other than such Termination Date; provided, however, if Buyer, in its sole discretion, enters into new CMBS Transactions with respect to the Terms Annex (including, without limitation, "rolling" any outstanding CMBS Transactions) after such date, the Agreement shall continue to control such CMBS Transactions.

4. On the Termination Date set forth in the Terms Annex, all Repurchase Prices and other amounts owed by Seller with respect to all CMBS Transactions will be due and payable and Seller shall pay all such amounts to Buyer.

5.      Intentionally Omitted.

6. Paragraphs 4(a) and 4(b) of the Repurchase Agreement are deleted and the following substituted therefor:

               "(a) Notwithstanding anything in the Agreement to the contrary, if on any day there is a Margin Deficit Amount, Buyer may by notice to Seller require Seller to (i) transfer to Buyer sufficient cash or additional securities acceptable to Buyer in its sole discretion, which cash or additional securities shall constitute Additional Purchased Securities within the meaning of Paragraph 2(b) of the Repurchase Agreement, and/or (at Seller's election) (ii) pay such amount of the Purchase Price so that, after such transfer(s) and/or payment of Purchase Price, there is no Margin Deficit Amount, provided that any such payment of the Purchase Price shall be considered an early termination of a CMBS Transaction and be subject to the payment of an Exit Fee by the Seller to the Buyer as provided in the Terms Annex. If Seller is required to transfer Additional Purchased Securities, Seller shall make such transfer by the close of the Federal Reserve wire for money transactions on the date notice is given if such notice is given before 10:00 a.m. (New York time) or, if such notice is given after 10:00 a.m. (New York time), by the close of the Federal Reserve wire for money transactions on the next Business Day.

               (b) Notwithstanding anything in the Agreement to the contrary, if on any day there is a Margin Excess Amount, Seller may by notice to Buyer require Buyer, at Seller's option, to transfer cash or other Purchased Securities to Seller, so that, after such transfer(s), there is no Margin Excess Amount."

7. Price Differential shall be paid periodically in the manner set out in the Terms Annex.

8. Buyer and Seller shall give notice to the other party of any change in the rating of a Purchased Security within two (2) Business Days after Buyer or Seller, as applicable, becomes aware of such change.

9. (a) Seller shall deliver to Buyer all of the Securities proposed to be purchased hereunder, and, if necessary, a complete set of all transfer documents in form sufficient to allow transfer and registration of such Purchased Security to Buyer no later than the proposed Purchase Date for the relevant Security. Seller shall deliver to Buyer the related Prospectus or Private Placement Memorandum and such other documentation as Buyer shall request no later than two (2) Business Days prior to the proposed Purchase Date for the relevant Security.

        (b) If an issuer (in the case of physical Purchased Securities) and/or Depository Trust Company (in the case of book entry Purchased
        Securities) fails or refuses to transfer or register the Purchased Securities into the name of Buyer, (i) Buyer shall have the right to cancel any CMBS Transaction with respect to such Purchased Securities and (ii) Seller agrees to pay to Buyer within five Business Days of notice (which date shall constitute a Repurchase Date) any Purchase Price paid by Buyer plus any accrued Price Differential plus any actual out-of pocket costs, losses, damages or fees incurred in connection with any hedge entered into or unwound by Buyer as a result of such cancellation.

10. Seller shall provide to Buyer (a) any reports or other written information that Seller provides to its shareholders relating to the Purchased Securities within two (2) Business Days of delivery thereof by Seller and (b) any material written information received by Seller from the trustee or the master servicer for any issuer of Purchased Securities, including, without limitation, watch lists and borrower or periodic summary property financial reports but excluding (i) any periodic bond remittance reports that are otherwise available to Buyer directly from the applicable trustee and (ii) any loan files corresponding to loans that have been transferred from the applicable master servicer to the applicable special servicers, within two (2) Business Days of receipt thereof by Seller (Seller shall make items
        (b)(i) and (ii) available to Buyer upon Buyer's request). Seller shall notify Buyer of any material information relating to any mortgage loans underlying any Purchased Securities and any material correspondence that Seller receives with respect to any such underlying mortgage loans, including without limitation information that could materially affect the performance or Market Value of any Purchased Security. Seller shall make such notification within three (3) Business Days of Seller's receipt of such information (except in the case of information respecting the timing and amount of receipt of loan payments, Seller shall make such notification no earlier than permitted under the issuing trust's governing documentation). Seller's asset management and credit surveillance staff shall be made reasonably available to Buyer to respond to periodic inquiries from Buyer regarding the status of the Purchased Securities and the status of assets underlying the Purchased Securities.

11. Paragraph 11 of the Repurchase Agreement is amended to delete the word "or" before (vii) and to add the following after "obligations hereunder" and prior to "(each an "Event of Default")":

        "(viii) Seller fails to make any payment of Price Differential within one Business Days after such payment becomes due, (ix) Seller fails to comply with any other obligation to Buyer and such failure continues for a period of thirty days after notice thereof is given to Seller by Buyer, (x) Seller fails to comply with Paragraph 10 of Annex I-A and such failure continues for a period of ten days after notice thereof is given to Seller by Buyer, or (xi) Seller (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf); where "Specified Transaction" means (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between Seller and any financial institution which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) all other financial transactions and agreements entered into between Seller and any financial institution, including, without limitation, futures, stock lending agreements, repurchase agreements and reverse repurchase agreements, loans of any kind, purchases and sales of equity and debt securities of any kind, including mortgages, whether or not on margin, and (c) any combination of these transactions."

        Upon the  occurrence  of any Event of Default under the  Agreement,  the
        defaulting   party   shall  give   immediate   notice   thereof  to  the
        nondefaulting party.

12. Buyer's sole recourse under this Agreement shall be to Purchased Securities, all Purchased Securities under all Transactions under the Repurchase Agreement, any and all of Seller's right, title and interest in this Agreement, the CMBS Transactions under this Agreement, all Transactions under the Repurchase Agreement, all payments and performance due under this Agreement and the Repurchase Agreement and all other property held by or for Seller at or by the Buyer or any agent thereof, and Buyer shall have no recourse to other assets or revenues of Seller or any of its affiliates or any legal representatives, successors or assigns of any of the foregoing, except that the foregoing does not apply to damages sustained by Buyer if Seller or any affiliate of Seller has committed fraud, was grossly negligent, willfully impaired Buyer's ability to exercise any rights or remedies under this Agreement, acted in bad faith or failed to provide Buyer with any material information, in each case with respect to this Agreement or any Purchased Security; provided, however, that Seller shall have no liability for consequential, incidental, special, exemplary, punitive or similar damages. Notwithstanding the proviso at the end of the preceding sentence, Seller shall be liable for any actual costs, losses, damages and fees incurred in connection with any hedge entered into or unwound by Buyer after an Event of Default by Seller. The provisions of this section shall not, however, (a) constitute a waiver, release or impairment of any obligation evidenced or secured by this Agreement; (b) affect the validity or enforceability of, or any guaranty made in connection with, this Agreement; (c) impair the rights of Buyer to obtain the appointment of a receiver; (d) constitute a prohibition against Buyer seeking a judgment against Seller in order to commence any action or proceeding in order for Buyer to exercise its remedies against the Purchased Security, cash or property described in the first sentence of this paragraph or any payments or performance due under this Agreement; or (e) constitute a waiver of the right of Buyer to enforce the liability and obligation of Seller, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation by Buyer (including attorneys' fees and costs reasonably incurred) not incurred under this Agreement.

        This Section 12 shall be omitted upon the execution of a guaranty in favor of Buyer substantially in the form attached hereto as Exhibit A, provided that the Guarantor (as defined in Exhibit A) is acceptable to Buyer in its absolute discretion. In the event that Seller has received a counterparty rating of B- by Standard & Poor's Investors Service, B3 by Moody's Investors Service or B- by Fitch Inc., then Buyer and Seller may enter into a new repurchase transaction (the "Subsequent Repurchase Agreement") concerning CMBS Transactions and such Subsequent Repurchase Agreement shall be in substantially the same form as this Agreement; provided, however, that
        (1) such Subsequent Repurchase Agreement shall provide full recourse against the Seller and all of Seller's assets for any of Seller's obligations under the Subsequent Repurchase Agreement and (2) the Relevant Spread (set forth in such Subsequent Repurchase Agreement) for each Ratings Category shall be reduced by 0.25%.

13. Seller's obligations under the Agreement consist of a single obligation, notwithstanding that the CMBS Transactions are margined on a Transaction-by-Transaction basis. Upon an Event of Default, all Purchased Securities, all cash and other property held pursuant to the Repurchase Agreement (including but not limited to all principal and interest payments received by Buyer as the owner of the Purchased Securities under all Transactions under the Repurchase Agreement), and all payments and performance due under the Repurchase Agreement may be utilized by Buyer to satisfy Seller's obligations under the Agreement.

14. Notwithstanding anything to the contrary in the Agreement, Buyer shall not be deemed to have waived any right which it may have or be deemed to have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount due and owing under the provisions of the Agreement.

15. If the Amount of Transactions exceed the Maximum Amount at any time, Seller shall repurchase sufficient Purchased Securities to reduce the Amount of Transactions to not greater than the Maximum Amount not later than the first Business Day after notice from the Buyer (which date shall constitute a Repurchase Date with respect to the Purchased Securities to be repurchased hereunder and for the purpose of Section 11(ii) of the Repurchase Agreement).

16. At all times the pool of mortgage loans relating to the Purchased Securities shall be qualified as a REMIC. If at any time any pool of mortgage loans relating to a Purchased Security is not qualified as a REMIC, then the Market Value of such Purchased Security shall be deemed to be zero.

17. To the extent Seller enters into any derivative transaction which it intends to designate as a hedge to its exposure under any Transaction for purposes of Financial Accounting Standards Board Statement 133 ("FAS 133"), Buyer agrees, if requested by Seller, to use reasonable efforts to consider any structural change to a Transaction proposed by Seller which may enable Seller to comply with the requirements of FAS 133 to designate such derivative as a hedge to such Transaction, provided that Buyer may in its absolute discretion determine not to enter into any such Transaction and Seller agrees that Buyer is not providing Seller with any advice with regard to FAS 133, Seller is acting independently in making any decisions to enter into any Transaction hereunder and Seller shall hold harmless and indemnify Buyer with respect to any action or omission of Buyer pursuant to this Section 17.

18. Each party to the Agreement shall bear its own costs and expenses in connection with the negotiation and documentation of the Agreement; provided, however, that Seller shall pay the actual legal fees and expenses of outside counsel to Buyer in connection with the Agreement up to a maximum of $50,000.

19. Buyer shall provide Seller with a written confirmation for each Transaction within five business days of the Purchase Date.

20. The Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersede all prior agreements, understandings, negotiations and discussions between the parties hereto, whether verbal or written, with respect to such subject matter.



        LIQUID FUNDING, LTD.                  CT LF FUNDING CORP.

        BY:   /s/ DEBORAH POOLE               BY:   /s/ EDWARD L. SHUGRUE, III
           ----------------------------          -------------------------------
           Name:   DEBORAH POOLE                 Name:   Edward L. Shugrue, III
                 ----------------------                -------------------------
           Title:   Director                     Title:   Vice President
                  ---------------------                 ------------------------

Annex II

Names and Addresses for Communications Between Parties

TO LIQUID FUNDING, LTD.:

        Cedar House
        41 Cedar Avenue
        Hamilton HM 12
        Bermuda

        With a copy to:
        BEAR STEARNS BANK PLC, Investment Manager
        Block 8, Harcourt Centre
        Charlotte Way
        Dublin 2, Ireland
        Tel (353-1) 402-6358
        Fax (353-1) 402-6308

TO CT LF FUNDING CORP.:

        410 Park Avenue, 14th Floor
        New York, New York 10022
        Attention: Edward L. Shugrue, III
        Tel (212) 628-6910
        Fax (212) 655-0044

        and

        410 Park Avenue, 14th Floor
        New York, New York 10022
        Attention: Geoffrey G. Jervis
        Tel (212) 655-0247
        Fax (212) 655-0044

With a copy to:

        Paul, Hastings, Janofsky & Walker LLP
        75 East 55th Street
        New York, New York 10022
        Tel (212) 318-6260
        Fax (212) 318-6876
        Attention: John A Cahill, Esq.